                          SCHEDULE 14C - INFORMATION

               Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[_]  Preliminary Information Statement

[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                     BBJ ENVIRONMENTAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No Fee required

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11..


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------


     (5) Total fee paid:

     --------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                     BBJ Environmental Technologies, Inc.
                        6802 Citicorp Blvd., Suite 500
                             Tampa, Florida 33619
                                (813) 622-8550

                             INFORMATION STATEMENT
           SHAREHOLDER MAJORITY ACTION IN LIEU OF AN ANNUAL MEETING
                              AS OF MAY 13, 2002

     NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A MAJORITY ACTION OF SHAREHOLDERS IN LIEU OF AN ANNUAL MEETING (THE "ACTION") OF BBJ ENVIRONMENTAL TECHNOLOGIES, INC., A NEVADA CORPORATION, (THE "COMPANY") WILL BE TAKEN ON OR ABOUT MAY 13, 2002.

     (1)  To elect seven Directors of the Company for the coming year;

     (2) To ratify, adopt and approve the selection of Kirland, Russ, Murphy & Tapp as the Company's independent auditors for the upcoming fiscal year; and

     (3) To ratify, adopt and approve an increase in the number of shares of Common Stock underlying the Company's 2000 Employee Benefit and Consulting Services Compensation Plan dated November 16, 2000 from 8,000,000 shares to 13,000,000 shares of Common Stock.

     Only shareholders of record at the close of business on April 19, 2002 are entitled to receipt of this Information Statement.

                      By Order of the Board of Directors

April 22, 2002        Michael J. Gordon, Secretary

                     BBJ Environmental Technologies, Inc.
                        6802 Citicorp Blvd., Suite 500
                             Tampa, Florida 33619
                                (813) 622-8550

                             INFORMATION STATEMENT

     The Board of Directors of BBJ Environmental Technologies, Inc. ("BBJ" or "the Company") in furnishing this Information Statement (which includes the Company's annual report on Form 10-KSB for its fiscal year ended December 31, 2001, exclusive of exhibits), to shareholders on or about April 22, 2002.

     This Information Statement is being furnished to the stockholders of the Company in connection with proposals (i) to elect seven Directors of the Company for the coming year, (ii) to ratify, adopt and approve the selection of Kirland, Russ, Murphy & Tapp as the Company's independent auditors for the upcoming fiscal year, and (iii) to ratify, adopt and approve an increase in the number of shares of Common Stock underlying the Company's 2000 Employee Benefit and Consulting Services Compensation Plan dated November 16, 2000 from 8,000,000 shares to 13,000,000 shares of Common Stock by the written consent of the holders of a majority in interest of the Company's outstanding capital stock, which includes Common Stock and Series A Convertible Preferred Stock voting as a single class. Each holder of a share of Series A Convertible Preferred Stock has the same right to vote as a holder of a share of Common Stock, except where voting as a separate class is required by applicable Nevada law. The Company's Board of Directors on March 7, 2002, approved and recommended a resolution to increase to 13,000,000 shares the number of shares of the Company's Common Stock in the Company's Stock Option Plan that are reserved for issuance. Each of the proposals have been approved by written consent of the holders of a majority of the Company's outstanding Common Stock. The Company anticipates that the filing of the written consents with the Secretary of the Company will occur on or about May 17, 2002 (the "Effective Date"). If the proposals were not adopted by written consent, it would have been required to be considered by the Company's stockholders at an annual or special stockholders' meeting convened for the specific purpose of approving the proposals.

     The elimination of the need for an annual or special meeting of stockholders to approve the proposals is made possible by Section 78.320 of the Nevada Revised Corporation Law (the "Nevada Law") which provides that the written consent of the holders of outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such an annual or special meeting. In order to eliminate the costs and management time involved in holding an annual or special meeting and in order to effect the proposals as early as possible in order to accomplish the purposes of the Company, as hereinafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Company's outstanding voting capital stock. As discussed hereinafter, the Board of Directors has recommended the last proposal in order to increase the number of shares available for issuance pursuant to the Company's Stock Option Plan to provide additional incentives to attract and retain qualified and competent employees, officers and non-employee directors.

     The date on which this Information Statement will first be sent to the stockholders is on or about April 22, 2002. The record date established by the Company for purposes of determining the number of outstanding shares of Common Stock of the Company is April 19, 2002 (the "Record Date").

     Inasmuch as the Company will have provided to its stockholders of record this Information Statement, the Company will notify its stockholders in its next Quarterly Report on Form 10-QSB of the Effective Date of the three proposals.
No additional action will be undertaken pursuant to such written consents, and no dissenters' rights under the Nevada Law are afforded to the Company's stockholders as a result of the adoption of the proposals.

                               EXECUTIVE OFFICES

     The Company's principal executive offices are located at 6802 Citicorp Blvd, Suite 500, Tampa, Florida 33619. Its telephone number is (813) 622-8550.

                    OUTSTANDING VOTING STOCK OF THE COMPANY

     As of April 19, 2002, there were 22,396,578 shares of Common Stock outstanding and 366,000 shares of Series A Convertible Preferred Stock outstanding, representing all of the voting capital stock of the Company outstanding and entitled to vote on matters submitted to the stockholder of the Company. Each share of Common Stock and share of Series A Convertible Preferred Stock entitles the holder thereof to one vote on all matters submitted to stockholders. However, each share of Series A Convertible Preferred Stock is convertible at anytime into eight shares of the Company's Common Stock.

                            PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 19, 2002 by all persons known by it to be beneficial owners of more than 5% of the Company's Common Stock and all of its officers and directors, both individually and as a group. Unless otherwise indicated, all shares are directly beneficially owned and investing power is held by the persons named. The address of each person is c/o BBJ at 6802 Citicorp Blvd., Suite 500, Tampa, FL 33619. The percentage of outstanding shares is based upon 22,396,578 shares outstanding and includes options which are expected to vest within 60 days thereof, by all persons known by the Company to be beneficial owners of more than 5% of its common stock and all of the Company's officers and directors, both individually and as a group.

----------------------------------------------------------------------------------------------
   Name and Address of                    Amount and Nature of                Percentage
   Beneficial Owner (1)                 Beneficial Ownership (1)              Outstanding
==============================================================================================
Robert G. Baker (2)                         3,815,648                            16.3
----------------------------------------------------------------------------------------------
Jerry V. Schinella (3)                      3,955,648                            16.9
----------------------------------------------------------------------------------------------
Michael J. Gordon (4)                       2,937,970                            12.5
----------------------------------------------------------------------------------------------
Frank P. Ragano (5)                           140,000                             *
----------------------------------------------------------------------------------------------
Walter R. Arnett                               19,272                             *
----------------------------------------------------------------------------------------------
Olivier d'Auriol (6)                          110,000                             *
----------------------------------------------------------------------------------------------
Jean Caillet (7)                              600,000                             2.7
----------------------------------------------------------------------------------------------
Includes all of our officers and
directors as a group
(7 persons)                                11,578,538                            45.1
----------------------------------------------------------------------------------------------
Banque Privee Edmond De
Rothschild (8)                              2,440,000                            10.6
----------------------------------------------------------------------------------------------
Discount Bank and Trust Company (9)         3,168,000                            12.9
----------------------------------------------------------------------------------------------

_____________
*    Represents less than one percent of the outstanding shares of Common Stock.

(1) Unless otherwise indicated, all shares are directly beneficially owned and investing power is held by the persons named. The address of each person is c/o BBJ at 6802 Citicorp Blvd., Suite 500, Tampa, FL 33619.

(2) Robert G. Baker may be deemed to be a founder of BBJ Environmental Solutions. Includes options to purchase 978,758 shares of the Company's Common Stock.

(3) Jerry V. Schinella may be deemed to be a founder of BBJ Environmental Solutions. Includes options to purchase 978,758 shares of the Company's Common Stock.

(4) Includes options to purchase 1,084,198 shares of the Company's Common Stock. The figure in the table above also includes 276,534 shares owned by Mr. Gordon's children but does not include 530,990 shares held by a family trust for his brother's children that Mr. Gordon was a trustee.

(5) Includes or represents options to purchase 140,000 shares of the Company's Common Stock.

(6) Includes or represents options to purchase 40,000 shares of the Company's Common Stock.

(7) Includes or represents options to purchase 40,000 shares of the Company's Common Stock.

(8) The figure in the table above includes 1,720,000 shares of Common Stock plus the full conversion of 90,000 shares of Series A Convertible Preferred which can be converted at any time into 720,000 shares of our Common Stock. Each share of Series A Convertible Preferred Stock has one vote and shall vote together with BBJ's Common Stockholders on each matter presented for shareholder vote, except when voting as a separate class as required by Nevada law.

(9) The figure in the table above includes 960,000 shares of Common Stock plus the full conversion of 276,000 shares of Series A Convertible Preferred which can be converted at any time into 2,208,000 shares of our Common Stock. Each share of Series A Convertible Preferred Stock has one vote and shall vote together with BBJ's Common Stockholders on each matter presented for shareholder vote, except when voting as a separate class as required by Nevada law. In addition, 480,000 shares of our Common Stock is included in the table although such shares were transferred into a nominee's name without any change in the beneficial ownership.

     The Company does not know of any arrangement or pledge of its securities by persons now considered in control of the Company that might result in a change of control of the Company.

                             PROPOSAL TO RE-ELECT
                    THE COMPANY'S EXISTING SEVEN DIRECTORS

     It is anticipated that the written consents to be submitted to the Secretary of the Company at the Effective Date will include the re-election of the Company's existing seven directors for a period of one year and until their successors are elected and shall qualify. The written consents are intended to be a cost effective substitute to eliminate the need to hold a 2002 annual meeting of the Company's stockholders. The following seven directors of the Company are expected to be re-elected to continue to serve as directors of the Company.

                                                   Term            First
                                                   of              Became               Principal
Name                              Age              Office          Director             Occupation
----                              ---              ------          --------             ----------
Robert G. Baker                   63               (1)             May 2000             Chairman of the Board and
                                                                                        Chief Executive Officer of
                                                                                        the Company

Jerry V. Schinella                42               (1)             May 2000             President, Chief Operating
                                                                                        Officer and Chief Financial
                                                                                        Officer

Michael J. Gordon                 44               (1)             May 2000             Vice President, Corporate
                                                                                        Administrator

Frank P. Ragano                   73               (1)             May 2000             Retired

Walter Arnett                     73               (1)             Jan. 2002            Director of HVAC Insider
                                                                                        (a trade publication)

Oliver d'Auriol                   55               (1)             Nov. 2000            Chairman and Chief
                                                                                        Executive Officer of
                                                                                        Olivier d'Auriol Asset
                                                                                        Management S.A.

Jean Caillet                      55               (1)             Nov. 2000            Founder of Telliac S.A.

__________
(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

Identification of Executive Officers
------------------------------------

     Robert G. Baker is Chairman of the Board and Chief Executive Officer of the Company. Jerry V. Schinella is President and Chief Operating Officer of the Company. Michael Gordon is Vice President, Corporate Administrator and Secretary of the Company. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

Biographies of the Company's Nominees to the Board
--------------------------------------------------

     ROBERT G. BAKER - Founder, Chairman and Chief Executive Officer of BBJ Environmental Solutions, Inc. since August 1993 and Chief Executive Officer and Chairman of the Board of BBJ Environmental Technologies, Inc. since May 30, 2000. Mr. Baker is responsible for the strategy, overall policies, management development, regulatory and technical issues, and our future expansion. He has served in a number of senior operations and management positions. As Vice President, Operations, he was responsible for manufacturing, research and development, and regulatory affairs for Veridien Corporation for three years from 1991 to 1994. Prior to that, he was Vice President, Administrative Services, University of Texas M.D. Anderson Cancer Center in the Texas Medical Center in Houston from 1985 to 1990. In this position, he was responsible for the design, construction, maintenance, and operations of the facilities, safety and security, and compliance with safety, health, and hazardous materials regulations. Much of his earlier career involved work as a Senior Manager with Gulf Oil Corporation. Mr. Baker has post graduate training from Harvard University, the University of Pennsylvania, and Wichita State University and a BS from Oklahoma State University. He is a member of American Society of Heating, Refrigeration, and Air-Conditioning Engineers where he sits on various Committees and the Chemical Specialties Manufacturer's Association-Regulatory Affairs Committee, the Small Business Council, the Indoor Air Quality Special Committee (which Mr. Baker chairs), and the Labeling Task Force.

     JERRY V. SCHINELLA - Founder, President, and Chief Operating Officer of BBJ Environmental Solutions since 1994 and a director since August 1993, and President, Chief Operating Officer and Director of BBJ Environmental Technologies since May 30, 2000. Mr. Schinella is responsible for our operations, overseeing finance, accounting, logistics, and administration. Mr. Schinella joined Veridien Corporation in July 1992 as Vice President and Controller. In this capacity, he was responsible for all corporate accounting and finance activities including internal and external financial reporting, analysis and planning, vendor relations, and collections. Prior to his work with Veridien, Mr. Schinella was a Senior Manager with KPMG Peat Marwick in Tampa, Florida. In his eight years with KPMG Peat Marwick, his professional accomplishments include significant experience in financial reporting to the SEC, reviewing financial and operational controls of client companies and extensive communication and negotiations with bank officers. In 1985, Mr. Schinella became a licensed Certified Public Accountant in the State of Florida. He has a degree in accounting from Central Michigan University and a Masters of Business Administration from Michigan State University.

     MICHAEL J. GORDON - Vice President, Corporate Administrator of BBJ Environmental Solutions since April 1998 and member of BBJ's Environmental Solutions board of directors since April 1997. He has held the same positions with BBJ Environmental Technologies since May 30, 2000. From August, 1987 through December 1997, Mr. Gordon was employed by Phoenix Information Systems Corp., a public corporation, where he was responsible for overseeing administrative operations, the filing of all reports and documents with the Securities and Exchange Commission, company news releases and public relations. Prior to joining Phoenix, Mr. Gordon served as Director of Legacies and Planned Giving for the American Cancer Society. Mr. Gordon received his Bachelor of Science degree from the State University of New York in 1980.

         FRANK P. RAGANO - has been a director of BBJ Environmental Technologies since May 2000. Major General, U.S. Army (Ret.). Mr. Ragano has served as a director of Skylynx Communications, Inc. between 1998 and September 2000 and as its chairman in 1999 and 2000. Between 1985 and 2000, Mr. Ragano served as a director of Irvine Sensors, a company which manufactures infrared devices and products utilizing silcone chip technology. Mr. Ragano was President and CEO of CMS, Inc., a wholly-owned subsidiary of Daimler-Benz GmbH. Mr. Ragano graduated with a B.S. degree from Duquesne University in 1950 and later graduated with a Master of Business Administration (MBA) from Syracuse University, NY. After a well-decorated career in the military, Mr. Ragano retired from active Army service and became Vice President of the National Defense Industrial Association, (formerly named the American Defense Preparedness Association) and Chairman and CEO of BEI Defense Systems Company.

         WALTER ARNETT - has been a director of BBJ Environmental Technologies since January 2002. Since 1992, Mr. Arnett has been Director of HVAC Insider, a Florida industry trade publication, with a circulation of 7,000 contractors, wholesalers and associated members. Mr. Arnett has 52 years experience in the HVAC and refrigeration industry as a licensed HVAC contractor, Independent Wholesale Distributor and manufacturer of HVAC equipment and has been the recipient of several sales awards with Marbut Company, Chrylser Airtemp, John Zink Company and Certified Equipment Corp. Mr. Arnett attended Mercer University and the University of Mississippi.

         OLIVIER d'AURIOL - has been a director of BBJ Environmental Technologies since November 2000. Mr. d'Auriol, a Swiss born citizen, is founder, Chairman, and Chief Executive Officer of Olivier d'Auriol Asset Management SA, a Swiss Family Office Company he created in 1998 to advise private clients on the investment of their wealth. Mr. d'Auriol has served in a number of senior operation and management positions in international banks. From 1992 to 1997 he served as Executive Vice President, President of the Management Committee of Banque Privee Edmond de Rothschild S.A., Luxembourg, a Private bank dedicated to asset management for private clients, investment funds and financial engineering. Prior to that, as Executive Vice President and member of the Management Committee of Swiss Bank Corp in Geneva, Mr. d'Auriol headed the Trust Department in charge of private and institutional clients. He started his career at Paribas where he held successive management responsibility between 1972 and 1987 in asset management for private individuals and in fixed income management for institutional clients. Mr. d'Auriol holds a Baccalaureat in Mathematics from Lycee Louis le Grand, Paris and studied three years as an engineer in Physics at Ecole Polytechnique Federale in Lausanne, Switzerland. He is member of the Swiss Financial Analyst Society and sits on the board of LightWave Systems, Santa Barbara-USA, Guardware Inc., Budapest-Hungary, European Secondary Fund, Paris-France, and Chateau de Ripaille Foundation, Thonon-France.

         JEAN CAILLET - has been a director of BBJ Environmental Technologies since November 2000. Mr. Caillet, a French born citizen, is founder of Telliac SA, a company he created in 1997 that specializes in Financial Engineering. Jean Caillet has served before in different senior positions in the fields of commodities and banking. From 1985 to 1993, Mr. Caillet founded and managed in Switzerland and France for Banque Paribas a department that specialized worldwide in barter and financial engineering. From 1981 to 1985 he was a Senior VP with Finagrain (group Continental Grain) in Geneva. He has started his working career in Paris in 1973 at Imetal (group Rothschild), which he left in 1981 as Senior VP Marketing & Commercial to move to Geneva where he is living today.

                   Board of Directors Meetings and Committees

     During 2001, the Board of Directors held six (6) meetings. During the period for which he or she was a director in 2001, each director during 2001 attended at least 75% of all meetings of the Board. The Company's last annual meeting of shareholders was held on May 15, 2001, at which time Robert G. Baker, Jerry V. Schinella, Michael Gordon, Frank P. Ragano, Rebecca F. Walter, Olivier d'Auriol and Jean Caillet were elected directors for a period of one year and until their successors are elected and shall qualify. In January 2002, Rebecca
F. Walter resigned as a director and was replaced by Walter Arnett. Except as provided below, the Board has no other committees of the Board of Directors and it has no nominating or similar committee.

Compensation Committee

     In November 2000, the Company established a Compensation Committee. In March 2001, the Board changed its members to include Frank Ragano as chairman and Olivier d'Auriol and Robert Baker as its members. The Compensation Committee has the power to review compensation of our executive officers, including salaries, the granting of stock options and other forms of compensation for executive officers whose salaries are within the purview of the Board of Directors. In some cases, the Compensation Committee may make recommendations to the entire Board of Directors for its approval or, itself exercise the powers and authority of the Board of Directors to designate compensation. During 2001, the Compensation Committee held three meetings.

Audit Committee

     The Company's audit committee was established in November 2000 and is currently comprised of Walter Arnett, Jean Caillet and Jerry Schinella. Walter Arnett replaced Rebecca Walters in January 2002. During 2001, the audit committee held three meetings.

Audit Fees

     For the fiscal year ended December 31, 2001, the aggregate fees billed for professional services rendered by Kirkland, Russ, Murphy & Tapp, CPA's ("independent auditors") for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports totaled approximately $23,500.

Financial Information Systems Design and Implementation Fees

     For the fiscal year ended December 31, 2001, there were no fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

     For the fiscal year ended December 31, 2001, there were no fees billed for any other professional services rendered by the Company's independent auditors.

Audit Committee Report

     Jerry Schinella is a member of the Audit Committee and is President of the Company. The other Audit Committee members in 2001 included Rebecca Walter and Jean Caillet. Walter Arnet replaced Rebecca Walter on the Audit Committee for 2002 after she resigned as a director. Rebecca Walter, Jean Caillet and Walter Arnett each met the definition of "independent director" as defined in Rule 4200(a)(14) of the NASD's Listing Standards. Both Walter Arnett and Jean Caillet continue to serve as independent directors of the Company and as a majority of the Audit Committee. The NASD's listing standards define an "independent director" generally as a person, other than an officer of the Company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment.

     Pursuant to the audit committee's written charter, which was adopted in May, 2001, the audit committee's responsibilities include, among other things:

  . annually reviewing and reassessing the adequacy of the committee's formal charter;

  . reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

  . reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

  . making recommendations concerning the engagement of the independent auditors;

  .  reviewing the independence of the independent auditors;

  . reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management; and

  . reviewing all related party transactions on an ongoing basis for potential conflict of interest situations.

 A copy of the audit committee charter is attached as Appendix A.

     The Company's audit committee has met and held discussions with management and its independent auditors. Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based on the committee's review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the Board of Directors include the audited consolidated financial statements in its annual report on Form 10-KSB for the fiscal year ended December 31, 2001.


                                              Walter Arnett
                                              Jean Caillet
                                              Jerry Schinella

Executive Compensation

         Incorporated by reference is the contents of Item 10 of BBJ's Form 10-KSB for its fiscal year ended December 31, 2001, a copy of which is annexed to this Proxy Statement as Appendix B.

Certain Transactions

         Incorporated by reference is the contents of Item 12 of BBJ's Form 10-KSB for its fiscal year ended December 31, 2001, a copy of which is annexed to this Proxy Statement as Appendix B.

Financial and Other Information

         Accompanying this Proxy Statement as Appendix B is the Company's 2001 Annual Report on Form 10-KSB for its fiscal year ended December 31, 2001 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2001 Annual Report.

                  PROPOSAL TO RATIFY THE BOARD'S SELECTION OF
        KIRKLAND, RUSS, MURPHY & TAPP, AS INDEPENDENT AUDITORS FOR 2002

         The Board of Directors has approved the selection of Kirkland, Russ, Murphy & Tapp, as the Company's independent auditors for 2002. Kirkland, Russ, Murphy & Tapp, Certified Public Accountants has audited the Company's financial statements for the last two fiscal years ended December 31, 2001. It is expected that the written consents to be submitted to the Secretary of the Company at the Effective Date will include the ratification of the Board's selection of independent auditors for 2002. Even if the selection is ratified, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

               PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED
              FOR ISSUANCE PURSUANT TO THE COMPANY'S 2000 EMPLOYEE
               BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

         It is proposed to increase from 8,000,000 shares to 13,000,000 shares of Common Stock in the Company's 2000 Employee Benefit and Consulting Services Compensation Plan ("Plan") by amending Section 6 of the Plan. The current text of the Plan and proposed amendment thereto is attached hereto as Appendix C.
The material features of the Plan are discussed below, but the description is subject to, and is qualified in its entirety, by the full text of the Plan. It is expected that the written consents submitted to the Secretary of the Company at the Effective Date will include the approval of the proposed amendment to the Plan.

Administration

         The Plan is administered by the Compensation Committee, subject to the Board's right to grant options during the existence of the Plan. The Compensation Committee, subject to the provisions of the Plan, will have the authority to determine and designate officers, employees, directors and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Compensation Committee may, in its sole discretion, accelerate the vesting of awards or extend the period during which an option may be exercised after an optionee ceases to be an employee of the Company, but not beyond the expiration of its stated term. The Board of Directors must approve all grants of Options and Stock Awards issued to officers or directors of the Company.

Types of Awards

         The Plan is designed to enable the Company to offer certain officers, employees, directors and consultants of the Company and its subsidiaries equity interests in the Company and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between
such individuals and the Company's stockholders.    In furtherance of this
purpose, the Plan contains provisions for granting non-qualified stock options and Common Stock Awards.

         Stock Options. A "stock option" is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Compensation Committee at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order or check or other form of equivalent cash consideration approved by the Committee.

         Options shall be exercisable at the times and subject to the conditions determined by the Compensation Committee at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the optionee ceases to be an employee of the Company for any reason other than death, any option exercisable on the date of the termination of employment may be exercised for a period of thirty days (unless otherwise agreed in writing or determined by the Compensation Committee at or after the date of grant) or until the expiration of the stated term of the option, whichever period is shorter. In the event of the optionee's death, any option exercisable at the date of death may be exercised from the date of death until the expiration of the stated term of the option by the legal heirs of the Optionee, unless otherwise determined by the Compensation Committee at the date of grant.

         Common Stock Award. "Common Stock Award" are shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Compensation Committee if he or she continues to be an employee, director or consultant of the Company. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and the Company will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of the Company for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Compensation Committee, the restricted stock award will be terminated.

         Forfeiture. Unless otherwise determined by the Compensation Committee at the time of grant, any award of stock options will be immediately forfeited if the Compensation Committee in its sole discretion finds (after full consideration of the facts presented on behalf of both the Company and the Eligible Participant) that the Eligible Participant breached his or her employment or service contract, if any, with the Company or has been engaged in disloyalty to the Company or has disclosed trade secrets or confidential information of the Company. In such event, the participant will also forfeit all shares of Common Stock for which the Company has not yet delivered the share certificates (upon refund by the Company of the option price in the case of stock options).

Eligibility

         Officers, employees, directors and consultants of the Company and its subsidiaries are eligible to be granted stock options, and Common Stock Awards. Eligibility shall be determined by the Compensation Committee; however, all Options and Stock Awards granted to officers and directors must be approved by the Board. Approximately fourteen employees (including three executive officers), four non-employee directors and various consultants are currently eligible to receive awards under the Plan.

Shares Subject to the Plan

         The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan is 8,000,000. If this Proposal is approved by stockholders, the number of shares available under the Plan would increase to 13,000,000. Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year. The aggregate number of shares issuable under the Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

Federal Tax Consequences

         The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

         Non-Qualified Options. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

         Common Stock Awards. Recipients of shares of restricted Common Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient's income and the Company's deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

Termination or Amendment of the Plan

         The Board may at any time amend, discontinue, or terminate all or any part of the Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that the Company will seek the approval of the Company's stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations. Unless sooner terminated, the Plan will expire on November 16, 2010 and no awards may be granted after that date.

Awards

         Although the Company's Common Stock is traded on the OTC Electronic Bulletin Board under the symbol "BBJE," trading is limited. (See Item 5 of the Company's Form 10-KSB included in Exhibit A). Currently, the Company has granted options to purchase 6,145,738 shares of its Common Stock under the Plan. It is not possible to predict the individuals who will receive future awards under the Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Compensation Committee and/or Board of Directors. The table below contains information as of April 15, 2002 on the known benefits provided to certain persons and group of persons under the Plan. A proposal will be made at the next board meeting to issue up to

1,000,000 shares of the Company's Common Stock to its director of sales consultant as a bonus. These shares are not reflected in the table below. As of April 15, 2002, these shares have a value of $100,000.


                                                                       Value of
                                                                       unexercised
                           Number of Shares   Range of exercise price  options at April
Name and Position         Subject to Options     ($) per Share         11, 2002(1)
----------------------------------------------------------------------------------------
Robert G. Baker,
Chief Executive Officer         978,758      $1.00 -  $1.25            -0-
----------------------------------------------------------------------------------------
Jerry V. Schinella,
President                       978,758       1.00 -   1.25            -0-
----------------------------------------------------------------------------------------
Michael J. Gordon,
Vice President                1,084,198       1.00 -   1.25            -0-
----------------------------------------------------------------------------------------
All Executive Officers
as a group (three persons)    3,041,714       1.00 -   1.25            -0-
----------------------------------------------------------------------------------------
All Non-Employee
Directors as a group
(4 persons)                     280,000            1.25                -0-
---------------------------------------------------------------------------------------
Non-Executive Officer
Employee Group                  471,750         .13 -   1.25           -0-
----------------------------------------------------------------------------------------
Consultants (2)               2,352,274        .375 -   2.00           -0-
----------------------------------------------------------------------------------------

 (1) The closing sale price of the Common Stock on April 15, 2002 was $.10 per share as reported by OTC Electronic Bulletin Board. Value is calculated by multiplying (a) the difference between $.10 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

 (2) Not included in the table are options to purchase 1,400,000 shares of our common Stock which were exercised by consultants at $.1575 per share.

Reasons for the Proposed Increase of the Number of Shares Reserved for Issuance Pursuant to the Company's Plan

      The Board of Directors of the Company believes that the increase in the number of shares reserved for issuance pursuant to the Company's Plan is necessary to provide the Company with additional incentives to attract and retain qualified and competent employees, officers and non-employee directors.

No Dissenter's Rights

      Under Nevada Law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Company's proposed increase of shares reserved for issuance pursuant to the Company's Plan.

                                 OTHER BUSINESS

         As of the date of this Information Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration of the stockholders of the Company who intend to submit written consents to the Secretary of the Company on the Effective Date.

                    AVAILABILITY OF SECURITIES AND EXCHANGE
                            COMMISSION'S FORM 10-KSB

         THE COMPANY'S ANNUAL REPORT FOR ITS YEAR ENDED DECEMBER 31, 2001 ON FORM 10-KSB INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS INFORMATION STATEMENT AS APPENDIX B (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TO BBJ ENVIRONMENTAL TECHNOLOGIES, INC., ATTENTION: MICHAEL J. GORDON, 6802 CITICORP BLVD., SUITE 500, TAMPA, FLORIDA 33619.

Stockholders Proposals for the Next Annual Meeting
--------------------------------------------------

         Proposals of security holders intended to be presented at the 2003 Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting as soon as possible no later than December 31, 2002.

                                   BBJ ENVIRONMENTAL TECHNOLOGIES, INC.

                                   Michael J. Gordon, Secretary

                                  APPENDIX A

                      Written Charter of Audit Committee

                     BBJ Environmental Technologies, Inc.
                            Audit Committee Charter

Purpose

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of BBJ Environmental Technologies, Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any government body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

   . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.
   . Review and appraise the audit efforts of the Company's independent auditors.
   . Provide an open avenue of communication among the independent auditors, management, and the Board.

Composition

The Committee will be composed of not less than three members of the Board. They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting and related financial management expertise.

The Committee's membership will meet the requirements of the audit committee policy of the National Association of Securities Dealers ("NASD"). Accordingly, at least a majority of the members will be directors independent of management and free from relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member.

Meetings

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Committee may meet with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. In addition, the Committee or a designated member of the Committee shall meet with the independent auditors quarterly to review the Company's quarterly financial statements as described below.

Responsibilities

The Committee's responsibilities will include the following duties:

Oversight of the financial statements and relations with the independent auditors:

   . Instruct the independent auditors that the Board is the client in its capacity as the shareholders' representative.

   . Expect the independent auditors to meet with the Board at least annually so the Board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.

   . Expect management and the independent auditors to analyze significant financial report issues and practices on a timely basis.

   .  Expect management and the independent auditors to discuss with the
      Committee:

       [_] Qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable.

       [_] Aggressiveness or conservatism of accounting principles and financial estimates.

Expect the independent auditors to provide the Committee with:

   . Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear.

   . Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used.

   . Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

   . Reasons for accepting or questioning significant estimates made by management.

   . Views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.

Actions taken on the Board's behalf that require Board notification but not Board approval:

   . Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent auditors.

   . Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the Committee's activities if asked to do so by the Board's chairperson.

   . Ask the appropriate corporate officer to study a particular area of interest or concern to the Committee.

Matters requiring the Committee's review and study before making a recommendation for the Board's action:

   .  Appointment of the independent auditors.

   .  Implementation of major accounting policy changes.

   .  SEC registration statements to be signed by the Board.

   . The auditors' reports and financial statements prior to publication in the annual report.

Matters requiring the Committee's review and study before providing summary information to the Board:

   . Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board ("FASB"), the Securities and Exchange Commission ("SEC"), and the American Institute of Certified Public Accountants ("AICPA"), or by comparable bodies outside the U.S.

   . The independent auditors' assessment of the strengths and weaknesses of the Company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements.

   .  Quarterly financial statement review before publication.

   .  Administration of the Company's "conflict of interest" policy.

   . The performance of management and operating personnel under the Company's code of ethics.

   .  Gaps and exposures in insurance programs.

   . Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate.

   . Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASD.

                                  APPENDIX B

               BBJ Environmental Technologies, Inc. Form 10-KSB
                  For the fiscal year ended December 31, 2001

                                  APPENDIX C

              BBJ Environmental Technologies, Inc. 2000 Employee
               Benefit and Consulting Services Compensation Plan
                        and proposed amendment thereto

                              Proposed Amendment

The stockholders of BBJ Environmental Technologies, Inc. will be asked to ratify, adopt and approve the following resolution:

RESOLVED, Section 6 of the BBJ Environmental Technologies, Inc. 2000 Employee Benefit and Consulting Services Compensation Plan is hereby amended to read as follows:

     "The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan from inception to date is 13,000,000, as adjusted pursuant to Section 15 herein. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and approved by stockholders of the Company within one year of the amendment of the Plan. Such Common Stock shall consists of authorized and unissued or reacquired Common Stock of the Company."

                     BBJ ENVIRONMENTAL TECHNOLOGIES, INC.
                           2000 EMPLOYEE BENEFIT AND
                     CONSULTING SERVICES COMPENSATION PLAN

SECTION 1.   INTRODUCTION

     1.1  Establishment.  Effective as provided in Section 17, BBJ Environmental
          -------------
Technologies, Inc., a Nevada corporation (the "Company"), hereby establishes a plan of long-term stock-based compensation incentives for selected Eligible Participants (defined below) of the Company and its Affiliated Corporations. Such a plan was adopted on November 16, 2000. The plan as stated herein and adopted by the Board of Directors on November 16, 2000, shall be known as the 2000 Employee Benefit and Consulting Services Compensation Plan (the "Plan").

     1.2  Purpose.  The purpose of the Plan is to promote the best interest of
          -------
the Company, and its stockholders by providing a means of non-cash remuneration to selected Eligible Participants who contribute most to the operating progress and earning power of the Company.

SECTION 2.   DEFINITIONS

     The following definitions shall be applicable to the terms used in the
Plan:

     2.1 "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code).

     2.1A "Board" means Board of Directors of the Company.

     2.2 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     2.3 "Committee" means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors. Any Committee Member who is also an Eligible Participant may receive a grant if approved by a majority of the Board. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee. All Committee Members must be directors of the Company.

     2.4 "Common Stock" means the Company's $.001 par value common stock or any recapitalized common stock of the Company.

     2.5 "Company" means BBJ Environmental Technologies, Inc., a Nevada corporation and its subsidiaries.

     2.6  "Effective Date" means the effective date of the Plan, as set forth in
Section 17 hereof.

     2.7 "Eligible Participant" or "Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder. However, a member of the Board or an Executive Officer of the Company may participate in the Plan and be an Eligible Participant if the grant is approved by a majority of the Board and not by a Committee thereof. Notwithstanding the foregoing, no consultant or advisor shall receive options unless such person is eligible to receive same under an employee benefit plan which would be filed under a Form S-8 Registration Statement.

     2.8 "Fair Market Value" means with respect to Common Stock, as of any date, the closing sales price of a share of Common Stock as reported on NASDAQ, the Bulletin Board or exchange on which the Company's Common Stock may be listed.

     2.8A "Modification" means any change in the terms of an option which would constitute a "modification" as defined in Section 424(h)(3) of the Internal Revenue Code of 1986 (without regard to section 424(h)(3)(B) contained therein), including, without limitation, such a modification to an option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for options under the Plan, materially change the administration of the Plan or that would otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Option shares under the Securities Act of 1933, as amended, shall not be deemed a Modification.

     2.8B "NASD" means National Association of Securities Dealers, Inc.

     2.9 "Option" means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered, and thus freely tradeable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company.

     2.10 "Plan" means this BBJ Environmental Technologies, Inc. 2000 Employee Benefit and Consulting Services Compensation Plan as stated and adopted on November 16, 2000.

     2.11 "Registered Stock" means shares of Common Stock of the Company underlying an Option which are freely tradeable by virtue of having been registered with the Securities and Exchange Commission under cover of Form S-8, or another appropriate registration statement, and which shares have been issued subject to the "blue sky" provisions of any appropriate state jurisdiction. Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

     2.12 "SEC" means Securities and Exchange Commission.

     2.13 The "1933 Act" means the Securities Act of 1933, as amended.

     2.14 "Stock" or "Restricted Stock" means shares of Common Stock of the Company issuable directly under the Plan or underlying the grant of the Option, which are, upon issuance, subject to the restrictions set forth in Section 11 hereof.

     Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3.   ADOPTION OF THE PLAN

     A plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company was adopted by the Board on November 16, 2000, subject to stockholder approval within one year of the Effective Date (the
"Plan").   The purchase price or exercise price of all Options granted under the
Plan shall be granted at no less than the fair market value of the Common Stock at the date of grant and shall be paid at the time of exercise in cash, check or money order or other equivalent form of cash consideration acceptable to the Board or Committee. However, to the extent permitted by applicable law, the Option price may be paid within five business days of the delivery of the Common Stock if payment is guaranteed in writing by a member of the NASD acceptable to the Board or Committee thereof. All direct Stock grants of Common Stock shall be for services rendered to the Company by the Eligible Participant and may be subject to forfeiture and transferability restrictions as determined by the Board or Committee and in all cases, subject to compliance with the provisions of the 1933 Act and all applicable blue sky provisions. No shares of Common Stock shall be delivered under the Plan unless the Company withholds all applicable taxes or the Eligible Participant has paid the amount of the withholding to the Company.

SECTION 4.   ADMINISTRATION OF THE PLAN

     The Board shall administer the Plan. The Board shall have plenary authority in its discretion, but subject to the express provisions of the Plan: to determine the Eligible Participants, the purchase price of the Common Stock covered by each Option, the persons to whom, and the time or times when, Options and/or Common Stock Awards shall be granted, and the number of shares to be subject to each Option and/or Common Stock Award; to determine the time or times during which Options may or must be exercised and the conditions for exercise; to determine the time or times and conditions under which Option and/or Common Stock Awards will vest and terminate; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms and provisions (and amendments thereof) of the respective Option and Stock grant agreements (which need not be identical), including such terms and provisions (and amendments thereof) as shall be required in the judgment of the Board to conform to any change in any law or regulation applicable thereto; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board's determination on the foregoing matters shall be conclusive and binding on the Company and on all Optionees and their legal representatives. To the extent permitted by the By-Laws of the Company, the Board, by resolution, may delegate administration of the Plan to a committee composed of not less than three (3) members of the Board. If administration is delegated to a committee, the committee shall have the powers to administer the Plan theretofore possessed by the Board. The committee's powers shall be subject, however, to such resolutions as may from time to time be adopted by the Board in exercise of the Board's final power to determine questions of policy and expediency which arise in connection with the Plan. The Board at any time by resolution may abolish the committee, revest the administration of the Plan in the Board or grant options during the existence of the Committee.

SECTION 5.   GRANT OF OPTION

     Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be set forth in a written agreement (e.g., a Consulting Agreement, Services Agreement, Fee Agreement, Employment Agreement, and the grant of an Option hereunder shall be in the form attached hereto as Exhibit A and made a part hereof and
                                  ---------
containing such modifications thereto and such other provisions as the Board or Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

SECTION 6.   TOTAL NUMBER OF SHARES OF COMMON STOCK

     The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan from inception to date is 8,000,000, as adjusted pursuant to Section 15 herein. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and approved by stockholders of the Company within one year of the amendment of the Plan. Such Common Stock shall consists of authorized and unissued or reacquired Common Stock of the Company.

SECTION 7.   PURCHASE OF SHARES OF COMMON STOCK

     7.1 As soon as practicable after the determination by Board or Committee of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give notice in writing thereof to each Eligible Participant, which notice may be accompanied by the Grant of Option or Stock Grant Agreement, if appropriate, to be executed by such Eligible Participant. The terms shall be set forth or referred to in the Board Resolution authorizing the share issuance or Grant of Option. The terms and/or exercise price so set by the Board or Committee may vary from one Participant to another. Upon vesting of option, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

     7.2 The negotiated cost basis of stock issued directly or the exercise price for each option to purchase shares of Common Stock pursuant to paragraph
7.1 shall be as determined by the Board or Committee, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another. In computing the negotiated direct issue price or the Option exercise price of a share of Common Stock, the Board or Committee shall take into consideration, among other factors, the restrictions set forth in Section 11 hereof.

SECTION 8.   DURATION OF OPTIONS AND EXERCISE OF OPTIONS

     8.1 The term of Options granted under the Plan shall be as fixed by the Board or Committee at the time of grant; provided, however, that the term of an Option shall not exceed 10 years from the date of grant. No Option may be exercised after expiration of such Option's term.

     8.2  Exercise of Options.
          --------------------

     An Option granted under the Plan shall be exercisable at such time or times, whether or not in installments, as the Board or Committee shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option. The purchase price of the shares shall be paid in full, as provided in Section 3 hereof, upon the exercise of the Option, and the Company shall not be required to deliver certificates for
such shares until such payment has been made.   The Board or Committee shall
have complete discretion to determine the termination provisions of all Options granted under the Plan. In the case of employees of the Company who are granted Options under the Plan (including officers of the Company who are also employees), unless the Board or Committee determines otherwise, all options granted to employees who cease to serve as employees of the Company or an Affiliated Corporation, for any reason whatsoever after the date of grant of the Option, whether voluntary, involuntary or by contract, shall immediately terminate with respect to all unvested options and with respect to any portion of the Grant of Option(s) that has vested and not been exercised, such vested and unexercised option(s) shall terminate no later than either: 1) thirty days after the date of cessation or termination of employee status, as determined in the sole discretion of the Company; or 2) such other date as set forth in a written agreement between the Optionee and the Company, but in no event later than the Expiration Date of the Option(s); and no rights hereunder may be exercised after said date. In the event of a Participant's death, unless the Board or Committee determines otherwise, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Stock Options may be made by, the Participant's legal representatives, heirs or legatees up to the date of termination of the Option as granted by the Board or Committee.

     The foregoing paragraph shall not apply to any Grant of Option granted to a
non-employee of the Company.   Unless otherwise set forth in an agreement
between the Optionee and the Company or in the resolutions of the Board or Committee approving the grant of this Option contained herein, any Grant of Option for services as a director, consultant or advisor to the Company, shall terminate immediately with respect to all unvested options in the event such person ceases to serve as a director, consultant or advisor to the Company and with respect to any portion of this Grant of Option that has vested and not been exercised, such vested and unexercised options shall continue in force and effect until the expiration date.

SECTION 9.   DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

     The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon exercise of the Option. Such shares, which shall be fully paid and nonassessable upon the issuance thereof (unless a portion or all of the purchase price shall be paid on a deferred basis) shall be represented by a certificate or certificates registered in the name of the Participant and stamped with an appropriate legend referring to the restrictions thereon, if any, as may be set forth in the Grant of Option. Subject to the terms and provisions of the Nevada Business Corporation Act and the Grant of Option to which he is a party, a Participant shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect thereto (except to the extent such Participant defaults under the deferred purchase price for such shares), provided that such shares shall be subject to the restrictions hereinafter set forth.

SECTION 10.  RIGHTS OF EMPLOYEES; PARTICIPANTS

     10.1   Employment.  Nothing contained in the Plan or in any Stock Option,
            ----------
Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

     10.2   Non-transferability.  No right or interest of any Participant in a
            -------------------
Stock Option Grant shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. Unless otherwise determined by the Board or Committee, in the event of a Participant's death, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution, and delivery of any shares of Common Stock under the Plan shall be made to, and exercise of any Stock Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Board or Committee a person entitled to exercise Options with respect to the Plan is unable to care for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Board or Committee of such status.

SECTION 11.  GENERAL RESTRICTIONS

     11.1   Restrictive Legend.  All shares of Common Stock issued or issuable
            ------------------
under this plan, unless qualified as Registered Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear the following restrictive legend:

     The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or pledged in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act.

     11.2   Investment Representations.  The Company may require any person to
            --------------------------
whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     11.3   Compliance with Securities Laws.  Each Stock Option shall be subject
            -------------------------------
to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

     11.4   Changes in Accounting Rules.  Notwithstanding any other provision of
            ---------------------------
the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Stock Options, Restricted Stock awards or other Common Stock awards shall occur that, in the sole judgment of the Board or Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Board or Committee shall have the right and power to modify as necessary, or cancel, any then outstanding and unexercised Stock Options, any then outstanding Restricted Stock awards as to which the applicable employment restriction, if any, has not been satisfied and any other Common Stock awards where the Common Stock has not been issued.

SECTION 12.  WITHHOLDING REQUIREMENT

     The Company's obligations to deliver shares of Common Stock upon the exercise of any Stock Option granted under the Plan or pursuant to any other Common Stock award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

SECTION 13.  PLAN BINDING UPON ASSIGNS OR TRANSFEREES

     In the event that, at any time or from time to time, any Options to purchase shares of Common Stock are assigned or transferred to any party (other than the Company) pursuant to the provisions of Section 10.2 hereof, such party shall take such Options pursuant to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such Options, such party shall agree (for and on behalf of himself or itself, his or its legal representatives and his or its transferees and assigns) in writing to be bound by all provisions of this Plan.

SECTION 14.   COSTS AND EXPENSES

     All costs and expenses with respect to the adoption, implementation, interpretation and administration of the Plan shall be borne by the Company.

SECTION 15.   CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

     The shares of Restricted Stock subject to the Plan and issuable upon exercise of the Option which are held by a Participant shall be appropriately adjusted by the Board of Directors, acting in good faith, for: (i) a stock split, subdivision or combination of any of the shares of capital stock of the Company; (ii) a dividend payable in shares of capital stock of the Company;
(iii) a reclassification of any shares of capital stock of the Company; or (iv) any other recapitalization of the Company.

     Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall be adjusted so as to pertain and apply to the securities to which the holder of the number of shares of Common Stock of the Company subject to the Option would have been entitled.

     Upon the planned (i) dissolution or liquidation of the Company, (ii) merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or (iii) sale or other disposition of all or substantially all of the assets of the Company, any Option granted hereunder at the discretion of the Board of Directors by Resolution shall terminate, but the Option holder shall have the right for a period of 30 days after receipt of written notice, prior to any such event, to exercise his Option in whole or in part, but in no event after the day in which the Option would otherwise terminate.

     Adjustments under this Paragraph 15 shall be made by the Board, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive.

SECTION 16.   PLAN AMENDMENT, MODIFICATION AND TERMINATION

     Unless the Plan shall theretofore have been terminated as hereinafter provided, it shall terminate on, and no Options shall be granted thereunder after November 16, 2010 (i.e., 10 years from the adoption of this Plan). The Plan may be terminated earlier by the stockholders of the Company or by the Board. Modifications or other amendments to the Plan may be made by the stockholders of the Company or the Board; provided, however, that no amendment approved by the Board which shall constitute a Modification shall be effective unless approved by the stockholders of the Company within 12 months after the adoption of the Modification. No termination, Modification, or amendment of the Plan, may, without the consent of the optionee to whom any Option shall theretofore have been granted or the recipient of any outstanding Stock Award who has not received the Common Stock Certificate(s), adversely affect the rights of such security holder; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any such security previously granted except pursuant to an express written agreement to such effect, executed by the Company and the optionee.

     Any Stock Option or other Common Stock award granted to a Participant prior to the date the Plan is amended, modified or terminated will remain in effect according to its terms unless otherwise agreed upon by the Participant; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 11 or
Section 15. The termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect his rights under a Stock Option, Restricted Stock Award or other Common Stock award previously granted to him. The Board or Committee may amend outstanding option agreements in a manner not inconsistent with the Plan.

SECTION 17.  EFFECTIVE DATE OF THE PLAN

     17.1   Effective Date.  The Plan as stated herein is effective as of
            --------------
November 16, 2000.

     17.2   Duration of the Plan.  The Plan shall terminate at midnight on
            --------------------
November 16, 2010 and may be terminated prior thereto by action of the Board of Directors or stockholders; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination. Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

SECTION 18.  BURDEN AND BENEFIT

     The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives.

SECTION 19.  FORFEITURE

     Unless otherwise determined by the Compensation Committee at the time of grant, any award of stock options will be immediately forfeited if the Compensation Committee finds (after full consideration of the facts presented on behalf of both the Company and the Eligible Participant) that the Eligible Participant breached his or her employment or service contract, if any, with the Company or has been engaged in disloyalty to the Company or has disclosed trade secrets or confidential information of the Company. In such event, the Eligible Participant will also forfeit all shares of Common Stock for which the Company has not yet delivered the share certificates (upon refund by the Company of the option price in the case of stock options).

     Executed as a sealed instrument as of the 16th day of November, 2000.


                              BBJ ENVIRONMENTAL TECHNOLOGIES, INC.


                              By:______________________________________
                                 Robert G. Baker, Chairman
ATTEST:


Michael J. Gordon, Secretary

                                   EXHIBIT A

                                    FORM OF
                        GRANT OF OPTION PURSUANT TO THE
                     BBJ ENVIRONMENTAL TECHNOLOGIES, INC.
          EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

     BBJ Environmental Technologies, Inc., a Nevada corporation (the "Company"), hereby grants to ________________________________ ("Optionee") an option to purchase ____________ shares of common stock, $.001 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price"). This Grant of Option is exercisable in whole or in part, and upon payment in cash, check or money order, or other form of equivalent cash payment acceptable to the Company, to the offices of the Company at 6802 Citicorp Blvd., Suite 500, Tampa, Florida 33619.

     Unless otherwise set forth in an agreement between the Optionee and the Company or in the resolutions of the Board or Committee approving the grant of this Option contained herein, in the event that Optionee's employee status with the Company or an Affiliated Corporation as defined in the Plan, ceases or terminates for any reason whatsoever, whether voluntary, involuntary or by contract, this Grant of Option shall terminate immediately with respect to all unvested options and with respect to any portion of this Grant of Option that has vested and not been exercised, such vested and unexercised options shall terminate no later than either: 1) thirty days after the date of cessation or termination of employee status, as determined in the sole discretion of the Company; or 2) such other date as set forth in a written agreement between the Optionee and the Company, but in no event later than the Expiration Date of this Option as defined herein; and no rights hereunder may be exercised after said date.

     The foregoing paragraph shall not apply to any Grant of Option granted to a
non-employee of the Company.   Unless otherwise set forth in an agreement
between the Optionee and the Company or in the resolutions of the Board or Committee approving the grant of this Option contained herein, any Grant of Option for services as a director, consultant or advisor to the Company, shall terminate immediately with respect to all unvested options in the event such person ceases to serve as a director, consultant or advisor to the Company and with respect to any portion of this Grant of Option that has vested and not been exercised, such vested and unexercised options shall continue in force and effect until the expiration date.

     Subject to the preceding paragraph, this Grant of Option, or any portion thereof, may be exercised only to the extent vested per the attached schedule, and must be exercised by Optionee no later than ____________________________ (the "Expiration Date") by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company's Employee Benefit and Consulting Services Compensation Plan. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

     This Grant of Option shall be considered validly exercised once payment therefor has cleared the banking system and the Company has received written notice of such exercise.

     If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event Optionor and Optionee shall have no liability to each other with respect to this Grant of Option.

     This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party. Such facsimile copies shall constitute enforceable original documents.

     The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Florida, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of Hillsborough, Florida.

     The shares of Common Stock issued upon exercise of this Grant of Option (the "Underlying Shares") are subject to adjustment due to any changes in the capital structure of the Company as set forth in Section 15 of the Plan. Further, the Underlying Shares may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, pledged, hypothecated or otherwise disposed of until (i) the Underlying Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

     This Grant of Option may not be assigned, transferred or hypothecated (except under the laws of descent and distribution) and any purported assignment, transfer or hypothecation shall be void ab initio and shall be of no force or effect.

     The Underlying Shares ___________________ [insert appropriate language:
"have" or "have not"] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8. The grant of this Option is subject to the conditions contained above and in the Company's 2000 Employee Benefit and Consulting Services Compensation Plan, a copy of which is appended hereto. In the event of a conflict between this Option and the Plan, the Plan shall control.


     IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________, 200_.


                           BBJ ENVIRONMENTAL TECHNOLOGIES, INC.

                           BY THE BOARD OF DIRECTORS
                           OR A SPECIAL COMMITTEE THEREOF


                               NOT FOR EXECUTION
                           By:_____________________________

                               NOT FOR EXECUTION
                           By:_____________________________

                               NOT FOR EXECUTION
                           By:_____________________________


OPTIONEE:

NOT FOR EXECUTION

Grant of Option pursuant to the BBJ Environmental
Technologies, Inc. 2000 Employee Benefit and Consulting
Services Compensation Plan

Optionee:           _____________________________

Options Granted:              __________________________

Purchase Price:     $_________________ per Share

Date of Grant:      __________________________

Exercise Period:    ____________ to __________

Expiration Date:    ____________________________


Vesting Schedule:   option on
                    # of shares    date vested (assuming continued employee or
                    -----------    -----------   consultant status, etc.)


                    ___________    ________

                    ___________    ________

                    ___________    ________

                    ___________    ________

                    ___________    ________

Vested Options Exercised to Date:          __________  (including this exercise)

Balance of Vested Options to be Exercised: __________

======================================================================

                              NOTICE OF EXERCISE
                (TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:  BBJ Environmental Technologies, Inc. ("Optionor")

     The undersigned, the holder of the Grant of Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _________ shares of the Common Stock of BBJ Environmental Technologies, Inc., and herewith makes payment of _______________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of
______________________________________________________________________, and if
such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the BBJ Environmental Technologies, Inc. Employee Benefit and Consulting Services Compensation Plan, be delivered to Optionor when and as appropriate.

                                     OPTIONEE:


Dated: _________________________     _____________________________